UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported event): November 15, 2017

ZNERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55152	46-1845946
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

6102 South MacDill Avenue, Suite G
Tampa, Florida 33611
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 931 - 5662

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement

Znergy, Inc. (the “Company”) entered into an employment agreement dated May 15, 2017 with Christopher Floyd as its Chief Financial Officer (the “Employment Agreement”).  On November 15, 2017, the Company and Mr. Floyd amended the Employment Agreement (the “Amendment”) as described in Item 5.02 below, which description shall be incorporated into this Item 1.01. A copy of the Amendment is attached to this report as Exhibit 10.1 and incorporated herein by reference.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 15, 2017 the Company terminated the Employment Agreement without Cause as therein defined.  The termination will be effective December 31, 2017. The Chief Financial Officer position is being located full-time at the Company’s headquarters in Syracuse Indiana and Mr. Floyd is unable to relocate. There have been no disagreements between the Company and Mr. Floyd on any matter of accounting principles or practices, financial statement disclosure or other business matters. There are no arrangements or understandings between Mr. Floyd and any other persons pursuant to which the Employment Agreement was amended and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Amendment to Employment Agreement

The Amendment replaced Section 5.5(d) TERMINATION PAY of the Employment Agreement which section had specified the payment of salary for 12 months following termination of the Employment Agreement by the Company without Cause and replaced it with (i) the payment of salary for the remainder, if any, of the calendar month in which such termination is effective and for four (4) consecutive calendar months thereafter, (ii) the forfeiture of Executive's Unvested Options to purchase shares of the Company’s common stock, and (iii) the issuance by the Company of 3,000,000 shares of its common stock to Executive within 10 business days of termination.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements.  These forward-looking statements are subject to a number of risks, uncertainties and assumptions. Our actual results could differ materially from those predicted or implied. Undue reliance should not be placed on the forward-looking statements in this Current Report on Form 8-K.  We assume no obligation to update such statements.

Item 9.01          Financial Statements and Exhibits

(d) Exhibits

Exhibit No.          Description

10.1                      Amendment to Employment Agreement dated November 15, 2017, between Znergy, Inc. and Christopher Floyd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZNERGY, INC.

Date: November 21, 2017	By:	/s/ Christopher J. Floyd
Christopher J. Floyd
Chief Financial Officer